UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

PHH MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of June 1, 2005, providing for, inter alia, the issuance of PHHMC Mortgage Pass-Through Certificates, Series 2005-4)

PHH Mortgage Capital LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-110192	52-233-8856
(State or Other Jurisdiction of Formation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Leadenhall Road Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (856) 917-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

1.          Pooling and Servicing Agreement, dated as of June 1, 2005 among PHH Mortgage Capital LLC, as company, PHH Mortgage Corporation, as master servicer and Citibank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHH MORTGAGE CAPITAL LLC

By:	/s/ Peter A. Thomas
Name: Peter A. Thomas
Title: Vice President

Dated: July 14, 2005